CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE SUCH INFORMATION (1) IS NOT MATERIAL AND (2) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT IS MARKED AS FOLLOWS: “[***]” TO INDICATE THE OMISSION

EXHIBIT 10.44

北京源维 生物科技有限公司

Beijing ViGen Biotech Co. Ltd

之

股东合作协议

Shareholders’ Agreement

二〇二五年

2025

股东合作协议

Shareholder’s Agreement

本《股东合作协议》（以下简称 “本协议”）由以下各签约方于 2025 年 10 月    日在上海签署：

This Shareholders’ Agreement (hereinafter referred to as the “Agreement”) is signed in Shanghai, on October 10, 2025, by the following parties:

1.	[***] [***]，[***] [***]，[***] [***]；

[***] (“[***]”), Unified Social Credit Code [***], registration address: [***];

2.	[***]，[***]，[***] [***]；

[***], the China Resident Identity Card number: [***], Address:[***];

3.	HCW Biologics Inc.(“HCW”)，公司注册地址: 251 Little Falls Drive, Wilmington, New Castle Country, Delaware 19808；办公室及通讯地址: 2929 N Commerce Parkway, Miramar, FL 33025;

HCW Biologics Inc., a Delaware corporation, Address(“HCW”): Corporate Registration Address: 251 Little Falls Drive, Wilmington, New Castle Country, Delaware 19808; and Principal Offices and Mailing Address: 2929 N Commerce Parkway, Miramar, FL 33025;

4.	[***] ([***]），[***] [***]，[***] [***]；

[***], Identity Card/Document: [***] Passport number: [***], Address: [***];

5.	[***]，[***]：[***]，[***] [***]；

[***], PRC Citizen ID Number [***]:, Address：[***];

6.	[***]，[***]：[***]，[***] [***]。

[***], PRC Citizen ID number.: [***], Address:[***].

以上签约方合称“各方”，“一方”指其中任何一方。

The above parties are collectively referred to as the “Parties” and “Party” refers to any one of them.

各方基于各自的优势，拟在北京合作，设立北京源维生物科技有限公司（暂定名，最终名称以市场监督管理部门核准为准，下称 “标的公司”），开展创新药开发等（以下简称“标的项目”）相关业务，现各方本着公平、公正、平等、互利 的原则，经过友好协商，根据《公司法》等相关规定，就共同投资设立标的公司开展业务经营相关事宜，订立本合作协议，以兹共同信守。

Based on their own strengths, the parties intend to cooperate in Beijing, China to establish Beijing ViGen Biotechnology Co., Ltd. (tentative name, the final name is subject to approval by the Market Supervision and Management Department, hereinafter referred to as the “Target Company”), and focus on innovative drug development and other related businesses (hereinafter referred to as the “Target Project”). Now, based on the principles of fairness, justice, equality and mutual benefit, and after friendly negotiations, and in accordance with the relevant provisions of the Company Law, the parties have entered into this cooperation agreement on matters related to the joint investment in the inception of the Target Company in business operations, and hereby jointly abide by it.

第一条 标的公司设立

Article 1 Inception of Target Company

1.1	股东出资

Shareholders’ Investment Contributions

1.1.1	标的公司的注册资本为[***] 元，公司设立时的股东、股权结构及出资方式具体如下：

Target Company’s registered capital is ¥[***] Chinese RMB Yuan. The table below summarized the shareholder’s name, shareholder’s investment ratio, amount, and method:

单位：万元 (in Ten Thousand RMB Yuan)

序号 Number	股东名称 Shareholder’s Name	认缴出资额 Subscribed Investment Amount (in Ten Thousand RMB Yuan)	持股比例 Shareholding Ratio	出资方式 Investment Method
1	[***]	[***]	35.25%	货币cash
2	[***]	[***]	35.25%	货币cash
3	HCW Biologics Inc.	[***]	19.50%	货币cash
4	[***] Employee Incentive Equity Option Pool (to be held by ***)	[***]	10.00%	货币cash
合 计 Total		[***]	100%	—

***：

Table Summarizing [***] Shareholders’ Shareholder Ratio:

圆阳威壹股东： [***] Investment comprised of:	持股比例 Shareholder Ratio
[***]	19.0575%
[***]	3.0250%
[***]	8.1675%
[***]	5.0000%
[***]	35.2500%
Total

1.1.2

各方同意，标的公司设立时预留 10%的股权 （对应注册资本出资额10万元）用于未来员工股权激励，在公司设立时由[***]代持，未来根据公司的董事会决议授予激励对象或转让给公司届时设立的持股平台。 [***]同意届时按照公司董事会的决议，转让给董事会指定的主体。 [***]持有的该等用于股权激励预留的公司股权，未经公司董事会决议同意，不得转让给其他第三方，除非董事会决议同意将该等股权作为激励股权授予 [***]，否则其亦不得在该等股权之上设定任何质押或其他第三方权利。

All parties agreed that upon the inception of the Target Company, 10% of the equity (corresponding to a registered capital contribution of ¥100,000 Chinese RMB Yuan would be reserved for future employee equity incentives plan. [***] would hold the shares on behalf of the company upon its incorporation and, in accordance with the company’s board of directors’ resolution, grant the shares to incentive recipients or transfer them to a holding platform to be established at that time. [***] agreed to transfer the shares to an entity designated by the board of directors upon such transfer. [***] shares that are reserved for equity incentive purposes in the company may not be transferred to any third party without the approval of the board of directors. Unless the board of directors approves the grant of such shares to [***] as incentive shares, he may not create any pledge or other third-party rights over such shares.

1.1.3	各方同意，按照公司章程规定的时间向公司缴纳出资。

All parties agree to pay their capital contribution at the time described in the Corporate Charter.

1.1.4

任一方未按期足额缴纳出资的，除应当向标的公司足额缴纳外，还应当承担由此给标的公司造成的损失。任一方未按照本协议或公司章程的规定缴纳出资，标的公司依照章程规定发出书面催缴书催缴出资的，应载明缴纳出资的宽限期；宽限期自标的公司发出催缴书之日起，不得少于六十日。宽限期届满，股东仍未履行出资义务的， 标的公司经董事会同意可以向该股东发出失权通知，通知应当以书面形式发出。自通知发出之日起，该股东丧失其未缴纳出资的股权。丧失股权的股东应当自接到失权通知之日起十日内将认缴的出资 [***] 元转让给其他股东，或由标的公司予以减资注销。

If either party fails to pay its capital contribution in full and on time, in addition to being required to pay the full amount to the Target Company, it shall also bear the losses incurred thereby. If either party fails to pay its capital contribution in accordance with this Agreement or the Corporate Charter, and the Target Company issues a written notice to demand for payment in accordance with the Corporate Charter, a grace period for payment shall be specified; this grace period shall not be less than sixty days from the date the Target Company issues the notice. If a shareholder still fails to fulfill its capital contribution obligation after the expiration of the grace period, the Target Company, with the approval of the board of directors, may issue a written notice of forfeiture to the shareholder. From the date of issuance of the notice, the shareholder shall forfeit the equity interest in the amount of the unpaid capital contribution. The shareholder who forfeits their equity interest shall, within ten days of receiving the notice of forfeiture, transfer their respective subscribed capital contribution of RMB ¥[***] to another shareholder, or the Target Company shall deregister the company through capital reduction.

1.2	设立登记

Registration of Incorporation

1.2.1	标的公司的企业名称、法定代表人、住所、经营期限、经营范围等信息以最终工商登记的信息为准，但不得与本协议之约定相冲突。

The Target Company’s corporate name, legal representative, address, operating period, business scope and other information shall be based on the final industrial and commercial registration information, but shall not conflict with the provisions of this Agreement.

1.2.2	标的公司工商设立登记、银行账户开立等事宜由 [***]具体负责办理，其余各方应当积极予以配合。

[***] will be responsible for handling matters such as the Target Company’s industrial and commercial registration and bank account opening, and all other parties should be cooperative.

1.2.3	标的公司的章程等法律文件应当根据本协议的约定进行拟定，如根据市场监督管理部门的要求适用格式文本的，则与本协议冲突的内容，以本协议约定为准。

The Target Company’s Corporate Charter and other legal documents shall be drafted in accordance with the provisions of this Agreement. If a format text is applied to comply with the requirements of the Market Supervision and Management Department, any content that conflicts with this Agreement shall be subject to the provisions of this Agreement.

第二条 技术授权

Article 2 Licensing of Technology

2.1	技术授权

Licensing of Technology

2.1.1	各方同意，标的公司的主营业务为：创新药开发。

All parties agree the major business which the Target Company will focus on is innovative and new drug development.

2.1.2

各方同意，作为HCW持有标的公司股权的前提，HCW将通过独立的同意书，同意将其在《 HCW11-006开发协议》里授予圆阳威壹的HCW11-006技术相关的权利，让渡给标的公司，并同意标的公司接受圆阳威壹在原授权协议项下的权利义务。另外， HCW将通过独立的同意书， 同意将其在《HCW9302 技术的选择权意向书》以及《HCW11-006开发协议修订意向条款》里提及授予圆阳威壹的HCW9302技术的选择权和《HCW11-006开发协议修订意向条款》的修订和增补权利，都让渡给标的公司。各方将根据适用法律的约定尽快完成《 HCW9302 技术的选择权意向书》以及《HCW11-006开发协议修订意向条款》协议的签署以实现前述技术授权的让渡。若标的公司设立之日起 90日内，前述《HCW9302 技术的选择权意向书》以及《HCW11-006开发协议修订意向条款》未完成签署导致技术授权让渡未能完成，且各方未能达成延期的方案的，董事会有权作出目标公司解散的决议，若公司董事会届时决定公司解散，则各方同意配合完成公司在市场监督管理部门的注销登记程序。

All parties agree that, on the condition that HCW holds equities in the Target Company, HCW will agree, by separate consent, to RunYoung WeiYi Medtech Co., Ltd. (“WY”) assigning the Target Company its rights in the HCW11-006 License Agreement and agrees that the Target Company will be assigned WY’s rights and obligations under the original licensing agreement between WY and HCW Biologics. Additionally, HCW will agree, by separate consent, to WY assigning Target Company with the term sheet for an option to license HCW9302 and a term sheet for amending the License Agreement. All parties will expeditiously complete the necessary agreements to effectuate the HCW11-006 technology licensing amendment and HCW9302 option agreement in accordance with applicable law. If the HCW11-006 technology licensing amendment and HCW9302 option agreement are not completed within 90 days of the Target Company’s incorporation and the parties fail to reach an agreement on an extension, the board of directors shall have the right to resolve the dissolution of the Target Company. If the board of directors of the company decides to dismiss the company at that time, all parties agree to cooperate in completing the company’s deregistration procedures with the Market Supervision and Management Authorities.

2.1.3	各方同意，HCW 已持有公司股权按照 [***] 万元人民币的净资产价格出资，具体的支付进度及方式由相关方在授权协议中进行约定。

All parties agree that HCW has contributed equity in the Target Company at a net asset value of RMB ¥ [***], and the detail payment schedule and method will be agreed upon by the relevant parties in the licensing agreement.

第三条 公司治理

Article 3 Corporate Governance

3.1	股东会及其职权

Shareholders and Their Powers

3.1.1	标的公司股东会由全体股东组成，股东按照其认缴出资比例行使表决权，并按照《公司章程》的约定，行使职权。

The shareholders’ meeting of the Target Company is composed of all shareholders. Shareholders exercise their voting rights in proportion to their subscribed capital and exercise their powers in accordance with the provisions of the Corporate Charter.

3.1.2	各方同意，在公司股东会保持一致行动，对于董事会提交股东会审议的事项，除非涉及减损或变更某一股东在本协议项下或《公司章程》中约定的利益，否则各方同意在股东会按照董事会形成的决议进行表决。

All parties agree to act in unison at the Company’s shareholders’ meeting and, with respect to matters submitted by the Board of Directors to the shareholders’ meeting for deliberation, vote in accordance with the resolutions reached by the Board of Directors at the shareholders’ meeting, unless such matters involve the impairment or change of the interests of a shareholder under this Agreement or the Corporate Charter.

3.1.3

各方同意，作为公司的股东，各方应当积极参与公司治理，公司董事会按照《公司章程》约定的方式，向股东发出股东会通知，公司股东应当于收到通知之日起三（ 3）日内，向董事会发出参会回 执。若股东未能提供参会回执且未能实际出席公司股东会，则视为其已将其持有的公司股权的表决权委托给公司的董事长，并不可撤销地同意董事长在股东会所作出的投票表决。若董事长亦未能出席股东会并行使前述投票权，则视为该股东对股东会表决事项投弃权票。

All parties agree that as shareholders of the Company, they shall be actively involved in the governance of the Company. If the Board of Directors of the Company issues a notice of the shareholders’ meeting to shareholders in accordance with the provisions of the Corporate Charter, the shareholders of the Company shall send a Meeting Acceptance response to the Board of Directors within three (3) days from the date of receipt of the notice. If a shareholder fails to provide such a response and fails to attend the shareholders’ meeting, it shall be deemed that the shareholder has entrusted the voting rights of the shares held by the shareholder to the Chairman of the Board of Directors and irrevocably agrees to the votes made by the Chairman at the shareholders’ meeting. If the Chairman of the Board of Directors also fails to attend the shareholders’ meeting and exercise the aforementioned voting rights, it shall be deemed that the shareholder has abstained from voting on the matters voted on by the shareholders’ meeting.

3.2	董事会及其职权

Board of Directors and Their Duties

3.2.1

标的公司设董事会，其中， [***]、[***]及[****]各有权提名一名董事，标的公司首届董事会成员为 [***]、[***]及[***]。董事任期为三（ 3）年，经有权提名方重新提名并经股东会选举任命后可以连任，各方同意在股东会选举董事时，对提名方提出的候选人投赞成票。各方同意，在首届董事会期间，以上 [***]、[***]及[***]均直接参与公司日常经营活动。董事会任职期限内，有提名权的股东有权随时变更其提名的董事人选，其他各方应当在股东会重新选举提名方提供的董事候选人。

The Target Company shall constitute a Board of Directors (BoD), of which [***], [***] and *** shall each have the right to nominate one director. The first board of directors of the Target Company shall consist of [***], [***] and [***]. The term of a director shall be three (3) years. A director may be re-elected after being re-nominated by the party with the right to nominate and appointed by the shareholders’ meeting. The parties agree to vote in favor of the candidates proposed by the nominating party when electing directors at the shareholders’ meeting. The parties agree that during the first term, the above three directors ([***], [***],[***]) shall all directly participate in the operations of the company (directors who execute the company’s business). During the term of the BoD, shareholders with the right to nominate shall have the right to change the candidates for directors nominated by them at any time. The other parties shall re-elect the director candidates proposed by the nominating party at the shareholders’ meeting.

3.2.2	董事会按照《公司章程》的约定行使职权，董事会就其职权范围内的事项进行决议时，各方同意应当就相关事项进行充分协商，并促使董事会成员就审议事项达成一致意见。若执行公司事务的各董事无法达成一致意见的，则各方同意对拟议事项进行搁置，待充分协商形成一致意见后，方可进行决议。董事会未能形成一致行动意见的，不得将相关议案提交公司股东会表决。

The BoD shall perform its duties in accordance with the provisions of the Corporate Charter. When resolving matters within its purview, all parties agree that negotiations shall be conducted on the relevant matters and that the BoD shall be encouraged to reach a consensus on the matters after consideration. If the directors responsible for conducting company business cannot reach a consensus, all parties agree that the proposed matter shall be shelved until an agreement is reached through discussions. If the BoD cannot reach a unanimous decision, the relevant proposal shall not be submitted to the Company’s shareholders’ meeting for a vote.

3.2.3

各方同意，[***] 持有的公司设立时[***]%的股权（对应注册资本出资额为人民币 [***]元）为员工激励股权，具有资格参加员工股权激励计划的公司员工应为经董事会批准的公司员工、董事或顾问。员工股权所对应的每股行权价格应根据公司董事会批准。为免疑义，在员工股权激励时，公司、被授权员工将另行签署经公司董事会批准的股权激励协议和其他相关协议和文件。若该等员工激励股权对应的出资期限届满，但仍未完成激励股权授予的，则公司董事会应当在出资期限届满前，就该等激励股权的处理讨论决定处理方案并提交股东会审议。若董事会无法就该等激励股权的处理形成有效决 议的，则对于未实缴出资部分的激励股权，应当进行失权处理。

All parties agree that ***% equity interest held by [***] at the time of incorporation (equivalent to a registered capital contribution of RMB ¥[***] Yuan) will be employee incentive equity. Employees eligible to participate in the employee equity incentive plan must be employees, directors, or consultants approved by the Board of Directors. The exercise price per share corresponding to these employee equity shares will be determined based on approval by the Board of Directors. For the avoidance of doubt, when granting employee equity incentives, the Company and the authorized employees will separately sign an equity incentive agreement and other relevant agreements and documents approved by the Board of Directors.

If the corresponding contribution period for such employee incentive shares expires but the incentive shares have not been fully vested, the Board of Directors shall, before the expiration of the contribution period, discuss and determine how to handle with such incentive shares and submit a proposal to the shareholders’ meeting for review. If the Board of Directors cannot reach a valid resolution regarding the handling of such incentive shares, the unpaid portion of the incentive shares shall be forfeited.

3.3	监事

Supervisory Board

3.3.1	标的公司不设监事会，也不设监事。

The Target Company does not have any Supervisory Board, or Supervisory Board member.

3.4	总经理及其他

General Manager and Others

3.4.1	标的公司设总经理一名，由 [***]担任，总经理的职权具体如下：

The Target Company shall have one general manager, which was appointed to [***]. Here are the duties of general manager:

(1)	主持标的公司的生产经营管理工作，组织实施股东会或者执行董事的决议；

to head the production, operation and management of the Target Company, and implement the resolutions of the shareholders’ meeting or the executive directors;

(2)	组织实施标的公司年度经营计划和投资方案；

to organize and execute the annual business and investment plans of the Target Company;

(3)	拟定标的公司内部管理机构设置方案;

to draft the internal management organization chart of the Target Company;

(4)	拟定标的公司的基本管理制度；

to draft the basic management system and policy of the Target Company;

(5)	提请执行董事聘任或解聘标的公司副总经理、财务负责人；

to suggest the Executive Directors to appoint or dismiss the Deputy General Manager and Chief Financial Officer (CFO) of Company

(6)	决定聘任或者解聘除标的公司副总经理、财务负责人以外的其他管理人员；

to decide the hire or termination of other management personnel excluding the Deputy General Manager and the CFO of the Target Company;

(7)	决定标的公司执行董事权限范围以外的其他经营性事项；

to make decisions on other operations related matters outside the authority of the executive director of the Target Company;

(8)	协调其他执行董事具体负责的投融资事项；

to coordinate with other executive directors in the investment and financing matters;

(9)	公司章程和执行董事授予的其他职权。

other duties granted by the Corporate Charter and the executive directors.

3.4.2	标的公司招聘专职财务负责人一名，向总经理和 CFO（首届董事会期间由执行董事兼任）报告工作。

The Target Company shall recruit a full-time financial director who will report to the general manager and CFO (the positions will be held concurrently by the executive director during the first term of the Board of Directors.)

第四条 公司设立费用

Article 4 Corporate Inception Fees

4.1	设立费用

Corporate Inception Fees

4.1.1	各方同意，为完成标的公司设立，由此发生的相关费用，包括但不限于公司设立的成本及支付的律师费、注册、认证、翻译费用等， 按照以下原则承担：

All parties agree that all expenses incurred in establishing the Target Company, including but not limited to company incorporation filing costs and legal fees, registration, certification, and translation fees, will be borne in accordance with the following principles:

(1)	如果公司完成设立，则上述费用由标的公司承担；

If the Target Company is established, the above expenses shall be paid by the Target Company;

(2)	如果非因任何一方过错导致标的公司未能设立的，则上述费用由各方按照认缴出资比例承担；

If Target Company fails to be established due to no fault of any party, shareholders/ parties mentioned in this Agreement shall be responsible for the above expenses in proportion to the subscribed capital of each party;

(3)	若因一方因失职渎职或不作为过错等原因造成标的公司未能设立的， 则上述费用，由过错方承担。

If Target Company fails to be established due to negligence or omission of one party, the above expenses shall be borne by the party at fault.

4.1.2	标的公司设立前，4.1.1 条所述费用由[***]实际垫付的亦应当按照第 4.1.1 条的原则确认承担主体，并由相应的承担主体向[***]支付。

Before Target Company was established, the expenses described in 4.1.1 actually paid by [***] should also be confirmed by the responsible entity in accordance with the principles of 4.1.1, and the corresponding responsible entity shall pay back to [***].

4.1.3	除非各方另有明确确定，各自行承担本方因签署、交付和履行本协议而产生的全部税费。

Unless otherwise expressly determined by the parties, each party shall bear all taxes and fees incurred by it in the process of the execution, delivery and performance of this Agreement.

第五条 利润分配与亏损承担

Article 5 Profits and Losses

5.1	各方同意，公司当年税后可分配利润应按照认缴出资比例进行分配。公司股东会可根据当年经营情况和未来发展规划决定不予分配。

All parties agree that the annual profits that are distributable after tax should be distributed in proportion to the subscribed capital. The company’s shareholders’ meeting may decide not to distribute the profit based on the company’s operating conditions and future development plans.

5.2	公司分配当年税后利润时，应按照《公司法》《公司章程》的规定弥补以前年度亏损、提取法定公积金或盈余公积金。

When Target Company distributes its after-tax profits for the current year, it should make up for losses in previous years and withdraw statutory reserves or surplus reserves in accordance with the provisions of the Company Law and the Corporate Charter.

5.3	各方同意，公司经营发生的亏损，由各方按照认缴出资比例并以其认缴出资额为限承担责任。

All parties agree that if any losses incurred by the company’s operations, each party shall bear its responsibility in proportion to their subscribed capital contributions and limited to their subscribed capital contributions.

第六条 陈述与保证

Article 6 Representations and Warranties

6.1	各方均系依法设立且有效存续的有限责任公司或具有完全民事行为能力的自然人，拥有签订和履行本协议所必需的所有合法权力、权利，并已取 得签订和履行本协议所必需的所有内部和外部的批准、授权和许可；

Each party is a legally established and validly existing limited liability company or a natural person with full civil capacity and has all the legal powers and rights necessary to enter into and perform this Agreement, and has obtained all internal and external approvals, authorizations and permissions necessary to enter into and perform this Agreement.

6.2

各方同意并保证，对本协议的内容、因履行本协议或在本协议合作期间知悉的或收到的对方及其关联方的不为公众所知悉的代持安排、商务、财务、技术、产品的信息、用户资料、本次合作相关信息、项目信息或其他文件或信息（以下简称 “保密信息”）予以保密，未经保密信息披露方事先书面同意，不得向本协议以外的任何第三方披露，根据法律要求需要向政府披露有关信息或者将本协议提交至有关机构备案，或者需向各方的代理人和专业顾问披露的除外（代理人及专业顾问应承担同样的保密义务，且各方对该等实体的行为承担连带责任）。保密信息接收方违反本条规定泄露披露方的保密信息的，由此产生的法律责任由接收方承担，造成披露方损失的，接收方依法应当承担赔偿责任。

Each party agrees and warrants that the contents of this Agreement, any information not known to the public regarding the other party and its affiliates’ nominee holding arrangements, business, financial, technical, product information, user data, information related to this collaboration, project information, or other documents or information (hereinafter referred to as “Confidential Information”), learned or received during the performance of this Agreement or during the cooperation under this Agreement, shall be kept confidential. The information shall not be disclosed to any third party outside of this Agreement without the prior written consent of the party disclosing the Confidential Information.

This shall not apply to any third party except for disclosure to the government or filing of this Agreement with relevant authorities as required by law, or to the agents and professional advisors of each party (whose agents and professional advisors shall be subject to the same confidentiality obligations, and the parties shall bear joint and several liability for the actions of such entities). If the recipient of Confidential Information violates this provision and discloses the disclosing party’s Confidential Information, the recipient shall bear the legal liability arising therefrom. If any losses are caused to the disclosing party, the recipient shall be liable for compensation in accordance with the law.

6.3	各方于本协议项下的保密义务不因本协议的终止而终止，直至保密信息依法公开披露之日止。

The confidentiality obligations of the parties under this Agreement shall not terminate due to the termination of this Agreement and shall last until the date on which the confidential information is disclosed to the public in accordance with the law.

第七条 协议的解除或终止

Article 7 Rescission and Termination of the Agreement

7.1	如发生以下情形，本协议即解除或终止：

The Agreement will be cancelled and terminated if the following circumstances occurred:

7.1.1	因不可归咎于一方的原因致使标的公司未能设立。

Target Company failed to be established due to no fault of any party.

7.1.2	公司营业执照被依法吊销。

The Business license of Target Company is revoked according to laws.

7.1.3	公司被依法宣告破产。

Target Company is declared bankrupt according to laws.

7.1.4	甲乙各方一致同意终止本协议。

Each party agree unanimously to terminate this agreement.

第八条 违约责任

Article 8 Breach of the Agreement

8.1	除本协议另有约定外，任一方违反本协议的约定，应根据其违约情形及责任大小按照其认缴出资额的 [***]% 向守约方支付违约金，如违约金不足以弥补违约给守约方或标的公司造成的损失，则守约方或标的公司有权进一步向违约方追偿，相关损失包括但不限于：实际经济损失以及因维权而支付的律师费、诉讼费、保全费、公证费以及合理的交通费。

Unless otherwise agreed in this Agreement, if either party breaches the provisions of this Agreement, it shall pay liquidated damages to the non-breaching party in the amount of [***]% of its subscribed capital according to the circumstances of the breach and the extent of its liability. If the liquidated damages are not sufficient to compensate the non-breaching party or the Target Company for the losses caused by the breach, the non-breaching party or the Target Company shall have the right to seek further compensation from the breaching party. The relevant losses include but are not limited to: actual economic losses and attorney fees, litigation fees, preservation fees, notarization fees and reasonable transportation expenses paid for rights protection.

第九条 通知

Article 9 Notifications

9.1	各方及标的公司之间的文件往来及与本协议有关的通知和要求等，均应以书面的形式发送，如：信函、传真、当面送交、电子邮件等。前述方式无法送达的，方可采取公告方式送达。

All correspondence between the parties and the Target Company, as well as notices and requests related to this Agreement, shall be sent in written form, such as letter, fax, personal delivery, email, etc. If the delivery methods mentioned above are not available, public announcement may be used for delivery.

9.2	各方的通讯地址信息如下：

Contacts of each party are as the below:

[***]：

To: [***]

联系人：[***]

Contact: [***]

地址: 中国上海市徐汇区云锦路 500 号A 座 1020 室

Mailing address: Room 1020, Tower A, 500 Yunjin Road, Xuhui District, Shanghai, China

邮箱: [***]

Email: [***]

电话:[***]

Cell phone number: [***]

[***]

To: [***]

[***]

Address: [***]

邮箱:[***]

E-mail: [***]

电话： [***]

Cell phone number: [***]

[***]

To [***]

地址: [***]

Address: [***]

邮箱:[***]

Email:[***]

电话： [***]

Cell Phone Number: [***]

致 HCW Biologics Inc.

To HCW Biologics Inc.

地 址 : 2929 N Commerce Pkwy, Miramar, FL 33025, USA

Address: 2929 N Commerce Pkwy, Miramar, FL 33025, USA

邮箱:[***]

Email:[***]

电话： [***]

Phone: [***]

[***]：

To [***]

地址： [***]

Address: [***]

邮箱： [***]

Email: [***]

电话： [***]

Phone: [***]

[***]：

To [***]

地址： [***]

Address: [***]

邮箱： [***]

Email: [***]

电话： [***]

Phone: [***]

9.3	如一方的通讯地址发生变更，应自变更之日起 15 日内通知其他方。否则， 由未通知方承担由此造成的全部责任。

If a party’s correspondence address or contact changes, it must notify the other parties within 15 days of the change. Otherwise, the party that fails to notify shall bear all consequences.

第十条 法律适用与争议解决

Article 10 Applicable Laws and Dispute Resolution

10.1	本协议的签订、生效，及因本协议的履行产生的任何纠纷或争议，均适用中华人民共和国法律，任何一方可依法向本协议签署地的人民法院提起诉讼， 在诉讼期间，不涉及争议的条款仍应继续履行。

The signing and entry into force of this Agreement, as well as any dispute or controversy arising from the execution of this Agreement, shall be subject to the laws of the People’s Republic of China. Either party may bring a lawsuit to the People’s Court where this Agreement is signed in accordance with the law.

During the litigation, the terms not involving the dispute shall continue to be performed.

第十一条其他

Article 11 Others

11.1	本协议自股东盖章或法定代表人签字后之日起生效。

This agreement shall come into effect on the date when the shareholder seals it or the legal representative signs it.

11.2	如有未尽事宜各方可另行签订补充协议，补充协议与本协议具有同等的法律效力。

If there are any matters not covered in this Agreement, the parties may sign an amendment, which shall have the same legal effect as this Agreement.

11.3	本协议一式六份，各方各执一份，具有同等的法律效力。

This Agreement shall be made in six copies, with each party holding one copy, which shall have equal legal effect.

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[***]（[***]）

[***] (Stamp)

法定代表人/授权代表：       （签字）

Legal/Authorized Signer         (Signature)

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[***]（签字）

[***] (Signature)

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[***]（签字）

[***] (Signature)

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HCW Biologics Inc.

授权代表： （签字）
Authorized Signer (Signature)

姓名:
Name：

职务:
Title：

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[***] (Signature)

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[***]（签字）

[***] (Signature)